UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 to Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2007

MICRONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17966	22-2063614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Hampshire Drive

Hudson, NH 03051

(Address of principal executive offices, including zip code)

(603) 883-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01.	Completion of Acquisition or Disposition of Assets

On June 5, 2007, Micronetics, Inc., a Delaware corporation (“Micronetics”), and Del Merger Subsidiary, Inc. (now known as “MICA Microwave Corporation”), a Delaware corporation and a wholly-owned subsidiary of Micronetics (“MMC”), entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”) with MICA Microwave Corporation, a California corporation (“MICA”), and Frederick Mills, individually and as the representative of the stockholders of MICA, and completed the acquisition of MICA.

On June 7, 2007, Micronetics filed a Current Report on Form 8-K reporting that it had completed the acquisition of MICA and that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed at a later date. This Amendment No.1 to Micronetics’ Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The historical audited Balance Sheets of MICA as of October 31, 2006 and October 31, 2005, and the related Statements of Operations, Statements of Changes in Stockholders’ Equity, and Statements of Cash Flows for each of the two years in the period ended October 31, 2006, and the notes thereto, are filed as Exhibit 99.1 to this Report on Form 8-K/A.

The Unaudited Balance Sheet of MICA as of April 30, 2007, and the related Statements of Operations and Cash Flows for the six months ended April 30, 2007 and April 30, 2006, and the notes thereto, are filed as Exhibit 99.2 to this Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Combined Balance Sheet of Micronetics, Inc. as of March 31, 2007 and the Unaudited Pro Forma Combined Statements of Operations of Micronetics, Inc. for the year ended March 31, 2007, and the notes thereto giving effect to the acquisition of MICA Microwave Corporation, are filed as Exhibit 99.3 attached to this Report on Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of Independent Certified Public Accountants

99.1	Audited Balance Sheets of MICA as of October 31, 2006 and October 31, 2005, and the related Statements of Operations, Statements of Changes in Stockholders’ Equity, and Statements of Cash Flows for each of the two years in the period ended October 31, 2006, and the notes thereto.

99.2	The Unaudited Balance Sheet of MICA as of April 30, 2007, and the related Statements of Operations and Cash Flows for the six months ended April 30, 2007 and April 30, 2006, and the notes thereto.

99.3	The Unaudited Pro Forma Combined Balance Sheet of Micronetics, Inc. as of March 31, 2007 and the Unaudited Pro Forma Combined Statements of Operations for Micronetics, Inc. for the year ended March 31, 2007 and the notes thereto, giving effect to the acquisition of MICA Microwave Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONETICS, INC.
(Registrant)

By:	/s/ David Robbins
David Robbins
Chief Executive Officer

Date: August 17, 2007